Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Income Tax Status
(6)
Income Tax Status

The Plan obtained its latest determination letter dated June 8, 2020, in which the Internal Revenue Service, referred to as IRS, stated that the Plan’s design was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving this determination letter. The Company believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code, and the Plan and related trust continue to be tax exempt. Therefore, no provision for income taxes has been included in the Plan’s financial statements.

U.S. generally accepted accounting principles require plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. Plan management has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025 that there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan Administrator believes it is no longer subject to income tax examinations for years prior to 2022.